The India Fund, Inc.


                                                                   July 22, 1998

Dear Fund Shareholder,

We are pleased to present you with the unaudited financial statements of The India Fund, Inc. (the "Fund") for the first half of the year beginning January 1, 1998. In the following pages, the Fund's Investment Adviser provides a detailed look at the Fund's sector allocations and investments, as well as the economic and market conditions in India for the past six months.

As you are probably aware, the Indian markets experienced continued volatility during this period due to internal political uncertainty as well as the continuing Asian slowdown. Investor sentiment was negatively impacted by the testing of nuclear devices by India and Pakistan. Despite these adverse developments, India fared well in comparison to its neighbors as a result of foreign investors' monetary outflows slowing and strong growth in certain sectors of the economy. The Fund's net asset value ("NAV") closed at $8.29 per share on June 30, 1998, returning 2.2% over the last six months and outperforming its benchmarks, the Dollex 200 Index which returned -15% and the IFC Index which returned -16.8% over the same period.

Even though 1997 was a difficult year for the Indian markets, the Investment Adviser has taken steps to stabilize the Fund's allocation in the wake of the slowdown in Asian markets. Core positions in technology, consumer non-durables and pharmaceuticals have been maintained. Exposure to domestic industries has been increased as consumer demand remains strong. Meanwhile, the Investment Adviser continues to monitor the Indian economy for signs of a recovery, which may be stimulated by increased infrastructure spending.

On behalf of the Board of Directors, thank you for your participation in the Fund.


Sincerely,


/s/ ALAN RAPPAPORT
-------------------
Alan Rappaport

Report of the Investment Adviser                            The India Fund, Inc.
For The Six Months Ended June 30, 1998

Overview of India's stock markets

The Indian market remained volatile in the first half of 1998, falling over 23% in May and June after rising 5% in the first quarter. The market's 16% decline in the first six months, however, compares favorably with most Asian markets which, on average, fell between 15% and 50%. The rupee fell approximately 8% during the first half of the year, again faring better than several other Asian currencies, which have been falling since third quarter 1997.

Several events during the first six months influenced the market. The Asian economic crisis continued to negatively impact the markets. The elections in India resulted in yet another coalition government, continuing the political instability in the country. Most significant, however, was the testing of nuclear weapons by the BJP government, which triggered economic sanctions by the U.S. and other countries. The budget presented in June announced several measures to stimulate growth in the economy but failed to meet market expectations. Finally, Moody's downgraded India's credit rating by two notches to below investment grade.

Despite these negatives, the market started to stabilize toward the end of June as domestic institutions demonstrated buying support and foreign investor capital outflows slowed. Further, sentiment improved as encouraging corporate results for the year ended March began to appear. On an aggregate basis, companies in software, telecommunication, consumer and refining sectors of the economy reported profit growth for the full year 1997-1998 in excess of 15%.

Politics

Politically, it was an eventful six months for India. First, the twelfth general election in India resulted in yet another coalition government. Second, the testing of nuclear devices in May evoked a strong response from the international community. Finally, the ongoing dispute among allies of the ruling party has led to political instability.

The election results favored the BJP which won over 183 seats, but which did not give them enough of a majority to form a strong government. The Congress party and its allies won 168 seats while the incumbent United Front party won only 97 seats. The BJP, with the single largest number of seats, was asked to form the government but had to rely on support from over 10 allied parties from various states.

The BJP government tested nuclear devices in May and immediately raised its popularity within the country. However, the move heightened tensions with Pakistan, and within a few days,

--------------------------------------------------------------------------------
Fund Update

The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance. The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's NAV is also published in Barron's on Saturdays and in The New York Times on Mondays. The Fund is listed on the New York Stock Exchange under the ticket symbol IFN.
--------------------------------------------------------------------------------

Pakistan also tested nuclear devices. The U.S. and other countries reacted by imposing economic sanctions on both countries. Several countries and the United Nations have also tried to intervene by holding discussions but so far little progress has been made. Meanwhile, there is disagreement within the U.S. on whether sanctions are necessarily the best route to reducing nuclear tensions in the region. Recently, the U.S. Senate has granted President Clinton discretion as to the timing for lifting various sanctions.

The BJP-led coalition government is going through a period of instability as one or another member party continually threatens to withdraw support. Furthermore, media reports indicate that the Congress party and the United Front have been holding discussions with several regional parties from the ruling coalition so as to build adequate support to form a government if the opportunity arises. Given the constant threat to the strength of the coalition, we believe that the political situation in India will continue to be volatile until a single party with a strong majority comes to power.

Economy

Economic conditions remain sluggish. While certain areas of the economy are growing well, cyclical sectors are facing weaker global pricing. Infrastructure related areas dependent on government outlays have also continued to report slow growth. GDP growth in 1997/98 was 5%, due to a fall in both industrial growth and agricultural production. Estimates for 1998-99 GDP growth range from 4.5-7%.

The government is focusing on stimulating the economy, which we believe is important to sustain growth in the future. In the budget presented in June, the government announced an increase in spending by 35% for the infrastructure sector and allocated more resources to the agricultural and small scale sectors. Other growth areas of the economy, such as information technology, have been given special incentives as the government is looking to make India one of the world's largest exporters of software over the next ten years.

In order to achieve its fiscal deficit target of 5.6% of GDP, the government reduced certain subsidies and raised countervailing import duties. The tax net was widened while maintaining tax rates and increasing excise duties in certain areas. Privatization and disinvestment have also been set as key objectives with the government agreeing to reduce its stake in certain non-core sectors to 26%. Another first was the announcement of an exit policy for workers in loss-making public sector companies. This will enable the government to shut down companies that are a perennial drain on government finances.

The unstable political situation continues to hurt the economy as the BJP is finding it difficult to obtain a majority on several proposed reform measures. The BJP's first budget attempted to balance its pro-rural orientation with the need to continue the reform process. However, several reform measures had to be rolled back immediately due to conflicting pressures from various allies and other parties in Parliament. For example, the announced price hike for urea (a heavily subsidised area) was reversed after encountering tremendous pressure from the farm lobby. The government also had to tone down its deregulation of the power sector due to opposition from one of its allies.

Meanwhile, the Reserve Bank of India announced several measures during this period to continue to attract foreign investment amidst the rising uncertainty due to the imposition of economic sanctions. Bank rates were cut from 11% in March to 9% in May. Several steps were taken to ease foreign investment restrictions. Key announcements include allowing foreign funds to hedge in India's forward dollar market, increasing the foreign investment limits by excluding the investments made by non-resident Indians from the current allotment to foreign investors and permitting foreign funds to invest 30% of their funds in government bonds and treasury notes.

Performance

The Fund's net asset value rose 2.2% during the first six months of 1998, comparing very favorably to market indices, with the Dollex Index of 200 leading stocks down 15% and the IFC Index down 16.8%. The Fund's strategy of maintaining positions in defensive sectors of the economy such as consumer non-durables and pharmaceuticals as well as its strong overweighting in the technology sector continued to generate outperformance.

Stocks in the technology sector outperformed the market dramatically throughout the year with especially strong performance in the month of April. The Fund also benefited from the strategy that was adopted in late 1997 of increasing exposure to holdings in selected recovery plays such as cement and two wheelers as they seemed more insulated from global supply and demand dynamics. Additionally, the underweighting of several commodity oriented industries such as commercial vehicles, steel and textiles also helped as stocks in these sectors underperformed in a weak economic environment.

Portfolio Strategy

The Fund continued its strategy of overweighting the software sector which is considered to be a long-term secular growth industry for India. This sector remains an inherent hedge in the case of a weakening currency due to high export earnings. However, in an ongoing process of portfolio rebalancing, the Fund took some profits in certain software companies that had outperformed significantly. Some of these funds were deployed in other software companies that offer strong growth prospects at lower valuations. Given the recent incentives that the government has accorded to this sector, we believe that we will continue to see strong growth in most software companies for at least the next two to three years. We will continue to monitor valuations of these stocks.

Additionally, the Fund steadily increased its exposure to other areas of the Indian economy where domestic demand remains strong due to rising middle class incomes. These are mainly consumer companies in areas of healthcare, food, detergents and other household goods as people shift to using high quality branded products. Earnings from these companies remain largely sheltered from the effects of the economic slowdown in India as well as the emerging slowdown in Asia. The Fund increased its holdings of both Hindustan Lever and ITC. We also added a few new pharmaceutical companies taking advantage of stock price declines in the uncertain market situation.

The Fund further reduced its holdings in commodities such as petrochemicals and textiles where growth prospects continued to deteriorate due to delayed economic recovery in India and further pressure in the Asian economies. When we see clearer signs of an economic pickup and more attractive valuations emerging due to relative underperformance of these stocks, we may again increase our holdings in these companies. Meanwhile, we have increased our holdings in attractively valued infrastructure related stocks as we believe that government spending in this sector will help earnings growth over the long-term.

Key Sector Holdings

                                           % of total holdings
     Sector                                June 30, 1998           Top holding(s) in sector
     ------                                -------------           ------------------------
     Technology                            27.2%                   NIIT, Infosys
     Consumer Non-Durables                 12.1%                   Hindustan Lever, ITC
     Pharmaceuticals                       11.3%                   Dr. Reddy's, Ranbaxy
     Vehicles & Vehicle Components         10.8%                   Punjab Tractors
     Textiles (synthetic)                   5.5%                   Reliance Industries
     Petroleum Related                      5.4%                   Hindustan Petroleum
     Telecommunications                     5.3%                   MTNL, VSNL

Technology is the highest-weighted sector in the Fund. The software services segment of the technology sector grew over 55% in 1997-98, as Indian software companies continue to get software outsourcing business from foreign companies, with an estimated 158 companies in the Fortune 500 outsourcing a portion of their software requirements from India.

NIIT, the Fund's top holding in the sector, reported 46% growth in sales and 53% growth in net profits for the fiscal half year ended March 31, 1998. NIIT, a strong information technology training and software development company, strengthened its training franchise by securing a contract to provide worldwide training services to clients of global computer services leader, Computer Associates. Infosys Technologies, another significant holding, reported 81% growth in sales and 62% growth in earnings year-on-year for the year ended March 31, 1998, and plans to list its stock on a U.S. exchange in 1998.

The Indian government has accorded top priority to the software sector and is formulating policies to make India a leading exporter of software services. Some of the policy measures being contemplated by the government are improved access to institutional funding, higher depreciation rates on computers, zero duty on all information technology products and higher government spending on information technology. The implementation of these policies is expected to help the sector maintain its high growth rate for the next several years.

The Fund is underweighted in Consumer Non-Durables but this underweighting is offset by the significant overweighting in the pharmaceutical sector. Hindustan Lever (HLL), the Fund's largest holding in the sector, posted 19% growth in sales and 41% growth in net profits for the fiscal year ended December 31, 1997. HLL continues to show steady double-digit growth by leveraging its distribution and brand assets to expand into new product categories.

The Fund is significantly overweighted in the Pharmaceuticals sector. While the Indian pharmaceutical industry recorded only a 10-12% growth in revenues in 1997 compared to 15% the year before, 1998 first quarter figures indicate improving industry conditions.

Dr. Reddy's Laboratories, the Fund's top holding in the sector, has successfully transformed itself from a commodity bulk drug manufacturer to a manufacturer and marketer of finished formulations. Apart from building significant market share in the domestic formulations market, the company is emerging as a leading exporter of formulations to Eastern Europe, Russia, and Latin America. Also, the company's in-house R&D unit has successfully identified lead compounds that may develop into drugs for treating diseases such as diabetes and cancer. These lead compounds are being licensed to Western pharmaceutical companies for further development and testing. For the fiscal year ended March 31, 1998, Dr. Reddy's announced 33% growth in sales and 46% growth in net profits.

Ranbaxy Laboratories, another significant holding, is starting to leverage its investments in marketing infrastructure overseas to distribute off-patent drugs manufactured in India. It has successfully launched two generic drugs in the U.S. and UK so far and is expected to launch several more in the next 1 to 2 years. In results for the fiscal year ending March 31, 1998, Ranbaxy showed sales up 24% and net profits up 21%.

Vehicles is the fourth largest sector in the Fund. The commercial and agricultural segments of the sector are distinct in terms of their sensitivity to the economy. The Fund is overweighted in the agricultural segment. Punjab Tractors, the Fund's largest holding in the sector, outperformed its competitors by a wide margin and posted sales growth of 28% and net profit growth of 72% for the fiscal year ended March 31, 1998. The Fund remains underweighted in the commercial segment.

The Fund is overweight in the Synthetic Textiles/Petrochemicals sector as a result of its overweight position in Reliance Industries (RIL). While international prices of polymers have been at multi-year lows due to excess capacity and poor demand, recent capacity shutdowns promise to lessen price pressure. Domestic prices (which generally track international prices) are expected to rise accordingly. Further, the increase in countervailing import duties by the Indian government and depreciation of the rupee is expected to help domestic producers increase prices. For the fiscal year ended March 31, 1998, RIL announced 54% growth in sales and 25% growth in net profits.

The Fund is overweighted in the Petroleum sector which is being transformed from a highly-regulated utility to a deregulated industry. As part of the Indian government's phased decontrol of the sector, refineries started to enjoy market-determined prices from April 1998 on about 30% of their production. Also, refineries have been allowed to source crude oil at market rates. These changes, along with the cut in import duty on crude announced in the recent government budget, are expected to improve refining margins and profitability for refineries. Hindustan Petroleum Corporation (HPCL), India's second largest integrated refining and marketing company, is the Fund's largest holding in the sector and is expected to significantly benefit from deregulation. In results for the fiscal year ending March 31, 1998, HPCL posted 3% growth in sales and 15% growth in net profits.

In the Telecommunications sector, Mahanagar Telephone Nigam Limited (MTNL) and Videsh Sanchar Nigam Limited (VSNL), the Fund's top holdings in the sector, fared well in fiscal 1998. MTNL posted 14% growth in revenues and 26% in net profits for the fiscal year ended March 31, 1998. VSNL posted 18% growth in revenues and 78% in net profits for the same period

Outlook for India

We would like to reiterate from our previous reports some of the positive developments that occurred in India over the last year. Savings rates have increased from 22.8% of GDP in 1991-1992 to 25.6% in 1995-1996. The government's objective is to increase this savings rate to 30% over the next few years. Both savings and consumer spending remain strong despite a weak economic environment. The tax cuts implemented in 1997 have not been reversed which should continue to stimulate consumer spending. The fiscal deficit decreased from 8.3% of GDP to 6.0% over the last six years and the current government is optimistic that it can be brought down to 5.6% within this year.

We believe that both privatization and deregulation remain important priorities for the new government despite the apparently protectionist measure to raise countervailing import duties. The government also continues to introduce stock market reforms. The government has recently responded to market disappointment on the lack of aggressive reform measures (such as share buybacks) in the recent budget by starting to announce market friendly policies. The concerns over economic sanctions are forcing the government to be more agile in clearing Foreign Direct Investment projects. The phased transition to dematerialization and scripless trading that started in January 1998 has been smooth and will eventually make it easier for investors to trade in the Indian market, thereby increasing liquidity. Interest rates are low and there is plenty of liquidity in the banking system.

While the Indian government is implementing initiatives to stimulate the economy, the pace may remain slow. Political instability due to coalition governments could delay significant government spending and, in turn, delay the economic recovery, which is very dependent on large infrastructure projects being cleared by the government. Opposition from various lobbies may also slow the privatization process that the government would like to see implemented. Therefore, until market conditions improve, any aggressive disinvestment by the government may be delayed, potentially hurting the fiscal deficit and putting pressure on interest rates.

Many argue that the government's budget is likely to be inflationary due to the increase in both excise duties for several companies as well as rise in countervailing import duties. The government has kept its inflation target at
6.5 to 7% and we believe that there is little risk of sharply rising inflation as long as the economic environment remains weak in India and the rest of Asia. Finally, the full impact of economic sanctions on the Indian economy is yet unclear although we see encouraging signs (especially from the latest U.S. Senate proposal allowing the President to lift sanctions) that the impact may be less than earlier anticipated.

Overall, we remain positive on the long-term prospects for the Indian market. We expect to see continued volatility due to the unstable political situation in India as well as the ongoing economic problems in Asia. Although the impact of the Asian economic crisis on the Indian economy cannot be ignored, over the last year India has demonstrated that it has been sheltered to a large extent from these problems. There is still strong growth in certain sectors of the economy. On an aggregated consensus estimate ranging from 15-20% earnings growth for Indian companies, the market is trading between 9-10 times forward earnings which makes it one of the more attractively valued markets in the world.


Punita Kumar-Sinha
July 1998

--------------------------------------------------------------------------------
The Board of Directors of the Fund recently reviewed and approved various amendments to the Fund's bylaws. For example, the provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice generally must be delivered to the Fund not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. The Board believes that the amended timely notice provisions will provide greater certainty to stockholders because previously, timely notice keyed off the date of the current year's meeting or the public disclosure of the current year's meeting is made. In addition, the provisions provide that any business to be brought before a special meeting of stockholders must be specified in the notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Directors. Finally, upon recommendation of the Fund's Maryland counsel, other changes to certain bylaw provisions were made to conform to the bylaw provisions of more recently incorporated Maryland corporations.

Finally, at a recent meeting of the Board of Directors of the Fund, the Board authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund's common stock. The Fund's Board has directed management to repurchase the Fund's shares at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund's Board of Directors.
--------------------------------------------------------------------------------

Schedule of Investments                                     The India Fund, Inc.
June 30, 1998 (Unaudited)

Number                                                             Percent
of Shares        Security                                      of Holdings            Cost           Value
-----------------------------------------------------------------------------------------------------------
                 INDIA                                             100.00%

-----------------------------------------------------------------------------------------------------------
                 COMMON STOCKS                                      99.88%
-----------------------------------------------------------------------------------------------------------
                 Cement                                              2.14%
    102,220      Associated Cement Companies .............................     $ 4,140,012     $ 2,939,503
    133,000      Dalmia Cement ...........................................       1,582,861         398,138
    267,600      Gujarat Ambuja Cements ..................................       2,352,473       1,647,545
     70,000      Gujarat Ambuja Cements GDR ..............................         616,000         337,750
      2,001      Jaiprakash Industries+ ..................................           5,579             509
        100      Mysore Cements ..........................................             230              23
     47,890      Panyam Cements ..........................................         481,772         418,790
    443,630      Shree Cement ............................................         947,396         170,446
                                                                               -----------     -----------
                                                                                10,126,323       5,912,704
                                                                               -----------     -----------
                 Chemicals                                           0.96%
         48      Atul Products ...........................................              93              18
    515,500      ICI (India) .............................................       2,743,295       2,418,020
         50      Indian Organic Chemicals+ ...............................             140               6
        100      JF Laboratories+ ........................................             174               4
    100,000      United Phosphorus .......................................         381,446         237,124
                                                                               -----------     -----------
                                                                                 3,125,148       2,655,172
                                                                               -----------     -----------
                 Consumer Miscellaneous                              0.03%
        210      Surya Roshni ............................................             554              76
    196,800      Timex Watches+ ..........................................         140,800          80,251
                                                                               -----------     -----------
                                                                                   141,354          80,327
                                                                               -----------     -----------
                 Consumer Non-Durable                               12.13%
    515,052      Hindustan Lever .........................................      14,497,061      18,325,775
    794,793      ITC .....................................................      12,509,602      12,214,615
      8,000      ITC GDR .................................................         124,000         141,000
    101,050      Ponds India .............................................       2,616,868       2,524,761
     46,482      Reckitt & Colman ........................................         461,464         314,993
                                                                               -----------     -----------
                                                                                30,208,995      33,521,144
                                                                               -----------     -----------
                 Diversified Industries                              0.97%
        138      DCM Shriram Consolidated ................................             352             120
    124,115      DCM Shriram Consolidated Warrants,
                   expiration date 11/08/99* .............................               0               0
        454      Grasim Industries .......................................          10,229           3,828
        175      HMG Industries+ .........................................             359               6
    550,975      Indian Rayon ............................................       3,483,367       2,662,343
        820      Kesoram Industries ......................................           3,879             379
                                                                               -----------     -----------
                                                                                 3,498,186       2,666,676
                                                                               -----------     -----------

Schedule of Investments (continued)                         The India Fund, Inc.
June 30, 1998 (Unaudited)

Number                                                             Percent
of Shares        Security                                      of Holdings            Cost           Value
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS (continued)

                 Electricity                                         0.00%
        100      CESC Ltd ................................................     $       819     $        72
         52      CESC Ltd Class B Warrants, expiration date 9/30/99+* ....             302               0
        150      Tata Power Co ...........................................             796             324
                                                                               -----------     -----------
                                                                                     1,917             396
                                                                               -----------     -----------
                 Electronics & Electrical                            3.34%
    436,983      Asea Brown Boveri .......................................       6,961,604       4,380,130
    350,000      Asian Electronics .......................................       2,200,052         861,285
    462,200      Bharat Heavy Electrical .................................       4,130,136       2,734,524
    996,600      Crompton Greaves ........................................       5,691,655         798,689
    704,000      KEC International .......................................       1,681,175         463,802
         49      Siemens India+ ..........................................           1,083             213
                                                                               -----------     -----------
                                                                                20,665,705       9,238,643
                                                                               -----------     -----------
                 Engineering                                         3.55%
      5,450      Advani Oerlikon .........................................          16,926           2,537
        101      Lakshmi Machine Works ...................................          19,870           2,940
  1,514,327      Larsen & Toubro .........................................       9,475,554       8,184,683
    179,000      Larsen & Toubro GDR .....................................       2,134,662       1,633,375
                                                                               -----------     -----------
                                                                                11,647,012       9,823,535
                                                                               -----------     -----------
                 Extractive Industries                               4.11%
    402,075      Hindalco Industries .....................................       7,963,576       6,326,106
     51,900      Hindalco Industries GDR .................................         787,794         724,005
  9,020,100      Hindustan Zinc ..........................................       3,165,243       2,136,759
     71,450      Indian Aluminum .........................................         399,788         126,480
  4,106,500      National Aluminum Company ...............................       5,336,725       2,032,681
        870      Sesa Goa ................................................           6,623           3,349
                                                                               -----------     -----------
                                                                                17,659,749      11,349,380
                                                                               -----------     -----------
                 Fertilizers                                         0.00%
      8,800      Chambal Fertilizers & Chemicals .........................           6,831           2,614
      1,950      Nagarjuna Fertilizer & Chemicals ........................           2,130             756
         50      Southern Petrochemicals Industrial Corporation+ .........             195              35
                                                                               -----------     -----------
                                                                                     9,156           3,405
                                                                               -----------     -----------
                 Finance                                             3.56%
  1,800,100      Bank of Baroda ..........................................       4,955,514       3,515,340
    912,500      Corporation Bank ........................................       2,176,688       2,170,212
    240,000      ICICI** .................................................         503,051         437,855
  3,339,300      Oriental Bank of Commerce ...............................       8,178,973       3,707,272
                                                                               -----------     -----------
                                                                                15,814,226       9,830,679
                                                                               -----------     -----------

Schedule of Investments (continued)                         The India Fund, Inc.
June 30, 1998 (Unaudited)

Number                                                             Percent
of Shares        Security                                      of Holdings            Cost           Value
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS (continued)

                 Food                                                1.24%
        600      American Dry Fruits+ ....................................     $     1,197     $        60
        350      Nestle India ............................................           3,100           3,038
    250,000      Rahul Dairy & Allied Products+* .........................          79,643           7,366
        100      Rank Aqua Estates+* .....................................             254               1
    180,700      Smithkline Beecham Consumer Healthcare ..................       1,827,686       1,652,601
    248,475      Tata Tea ................................................       2,702,456       1,775,784
                                                                               -----------     -----------
                                                                                 4,614,336       3,438,850
                                                                               -----------     -----------
                 Hotels & Leisure                                    0.00%
        121      Indian Hotels+ ..........................................           1,976           1,226
                                                                               -----------     -----------
                 Household Appliances                                0.11%
    600,000      IFB Industries+ .........................................       3,271,110         190,925
        300      Kalyani Sharp+ ..........................................             410              64
        500      Phil Corporation ........................................           1,366             274
         20      Phillips India ..........................................              19              42
    645,100      Samtel Colour ...........................................       1,557,877         113,282
      1,150      Videocon Appliances .....................................           6,719             493
        269      Videocon International ..................................             878             323
         73      Voltas+ .................................................             339              74
        150      Whirlpool of India+ .....................................             887              91
                                                                               -----------     -----------
                                                                                 4,839,605         305,568
                                                                               -----------     -----------
                 Packaging                                           0.07%
    660,320      Flex  Industries ........................................       4,118,949         193,777
     77,310      Flex  Industries Warrants, expiration date 11/30/99+* ...               0          10,090
        100      Polyplex Corporation ....................................             339              20
        500      Universal Prime Aluminum+* ..............................             789              20
                                                                               -----------     -----------
                                                                                 4,120,077         203,907
                                                                               -----------     -----------
                 Petroleum Related                                   5.39%
  1,203,000      Hindustan Petroleum Corporation .........................      14,918,377      11,072,987
    928,740      Indian Petrochemicals ...................................       3,385,748       1,127,404
  2,385,950      Madras Refineries .......................................       6,582,958       2,699,484
                                                                               -----------     -----------
                                                                                24,887,083      14,899,875
                                                                               -----------     -----------

Schedule of Investments (continued)                         The India Fund, Inc.
June 30, 1998 (Unaudited)

Number                                                             Percent
of Shares        Security                                      of Holdings            Cost           Value
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS (continued)

                 Pharmaceuticals                                    11.28%
     50,850      Cipla ...................................................     $   922,483     $   828,223
    280,400      Dabur India .............................................       2,126,180       1,643,075
  1,136,800      Dr. Reddy's Laboratories ................................       9,826,330      10,751,703
    600,000      E. Merck (India) ........................................       3,952,219       2,866,706
     90,050      Glaxo (India) ...........................................         614,749         779,514
     63,800      Hoechst Marion ..........................................         697,788         595,517
        400      Orchid Chemicals & Pharmaceuticals ......................           1,355           1,046
    122,132      Pfizer India ............................................       1,602,233       1,584,765
    738,900      Ranbaxy Laboratories ....................................      14,342,891       9,535,598
    224,800      Rhone-Poulenc India+ ....................................       3,109,285       1,919,477
    100,000      Sun Pharmaceuticals .....................................         582,052         664,702
                                                                               -----------     -----------
                                                                                37,777,565      31,170,326
                                                                               -----------     -----------
                 Pulp & Paper                                        0.45%
  1,300,000      Andhra Pradesh Rayons ...................................       3,399,420       1,198,114
        100      Pudumjee Pulp & Paper Mills .............................             818              83
    835,000      Rama Newsprint & Papers .................................         671,275          59,045
        200      Seshasayee Papers & Boards ..............................             219              98
                                                                               -----------     -----------
                                                                                 4,071,732       1,257,340
                                                                               -----------     -----------
                 Steel                                               1.37%
      6,385      Essar Steel .............................................          24,593           2,446
        500      Jindal Strips ...........................................           6,596             673
  1,273,194      Tata Iron & Steel .......................................       7,012,134       3,778,317
                                                                               -----------     -----------
                                                                                 7,043,323       3,781,436
                                                                               -----------     -----------
                 Steel Products                                      0.00%
        100      Choksi Tubes ............................................             237              57
        100      Super Forging Steel+ ....................................             179               5
                                                                               -----------     -----------
                                                                                       416              62
                                                                               -----------     -----------
                 Technology                                         27.24%
        100      BFL Software ............................................             270             691
    657,200      DSQ Software ............................................       1,092,347       3,971,858
    388,800      Infosys Technologies ....................................       3,059,117      20,370,187
     72,700      Leading Edge Systems ....................................       1,454,120       1,088,144
    145,000      Mastek ..................................................         784,892         713,294
  1,032,400      NIIT ....................................................       5,923,935      34,567,453
    164,800      Pentafour Software & Exports ............................         674,715       2,457,919
     20,000      Pentafour Software & Exports GDR ........................         373,000         270,000
  1,043,280      Satyam Computer .........................................       2,356,230      10,205,332
        400      Silverline Industries ...................................             547             685
     36,700      Wipro ...................................................         473,336       1,617,006
                                                                               -----------     -----------
                                                                                16,192,509      75,262,569
                                                                               -----------     -----------

Schedule of Investments (continued)                         The India Fund, Inc.
June 30, 1998 (Unaudited)

Number                                                             Percent
of Shares        Security                                      of Holdings            Cost           Value
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS (continued)

                 Telecommunication                                   5.32%
  2,180,500      Mahanagar Telephone Nigam ...............................     $13,240,579     $ 9,169,150
     70,000      Mahanagar Telephone Nigam GDR+ ..........................         967,050         714,000
    464,500      Videsh Sanchar Nigam GDR+ ...............................       7,394,379       4,807,575
                                                                               -----------     -----------
                                                                                21,602,008      14,690,725
                                                                               -----------     -----------
                 Telecommunication Equipment                         0.00%
        300      Bhagyanagar Metals ......................................             724             106
        100      Telephone Cables+ .......................................             444               4
                                                                               -----------     -----------
                                                                                     1,168             110
                                                                               -----------     -----------
                 Textiles-Cotton                                     0.25%
    390,700      Arvind Mills ............................................       1,382,087         390,470
        100      HP Cotton Textile Mills .................................             233              23
    200,000      Vardhaman Spinning & General Mills ......................         455,739         295,816
                                                                               -----------     -----------
                                                                                 1,838,059         686,309
                                                                               -----------     -----------
                 Textiles - Synthetic                                5.49%
    131,000      Bombay Dyeing GDR .......................................         379,550         170,300
        650      DCL Polyesters+ .........................................           1,282              61
        100      Ester Industries ........................................             104              11
        372      Haryana Petrochemicals+ .................................             425              17
  4,439,894      Reliance Industries .....................................      17,792,080      14,996,743
        100      Sanghi Polyesters+ ......................................             103               9
      5,800      SRF .....................................................          15,613           1,914
                                                                               -----------     -----------
                                                                                18,189,157      15,169,055
                                                                               -----------     -----------
                 Transportation                                      0.04%
  1,281,000      NEPC (India) ............................................       3,641,748         111,720
                                                                               -----------     -----------
                 Vehicles                                           10.35%
    131,675      Bajaj Auto ..............................................       2,008,838       1,775,324
    173,700      Bajaj Auto GDR ..........................................       2,813,162       2,318,895
        700      Hindustan Motors ........................................             916             162
    125,000      LML Limited .............................................         247,910         275,781
    190,937      Mahindra & Mahindra .....................................       1,992,470         968,524
     39,000      Mahindra & Mahindra GDR .................................         175,500         168,675
  1,000,000      Punjab Tractors+ ........................................       6,988,502      19,015,910
     62,935      Tata Engineering & Locomotive ...........................         721,065         246,993
     50,000      Tata Engineering & Locomotive GDR+ ......................         172,500         160,000
    350,650      TVS Suzuki ..............................................       2,430,258       3,682,135
                                                                               -----------     -----------
                                                                                17,551,121      28,612,399
                                                                               -----------     -----------

Schedule of Investments (continued)                         The India Fund, Inc.
June 30, 1998 (Unaudited)

Number                                                             Percent
of Shares        Security                                      of Holdings            Cost           Value
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS (continued)

                 Vehicle Components                                  0.49%
         25      Antifriction Bearings Corporation .......................     $       100     $        14
        125      FAG Precision Bearings ..................................             334              91
        100      Gleitlager+* ............................................              95               7
    348,500      Kirloskar Oil Engines ...................................       1,651,947         303,937
         85      Motor Industries Company ................................          10,622           7,684
          4      SKF Bearings India ......................................             444              74
     93,500      Swaraj Engines+ .........................................       1,040,449       1,035,827
                                                                               -----------     -----------
                                                                                 2,703,991       1,347,634
                                                                               -----------     -----------
                 TOTAL COMMON STOCKS                                           281,973,645     276,021,172
                                                                               -----------     -----------

Par Value                                                          Percent
(000)            Security                                      of Holdings            Cost           Value
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                 BONDS                                               0.12%
-----------------------------------------------------------------------------------------------------------

                 Diversified Industries                              0.12%
      4,220      DCM Shriram Consolidated NCD 13.00%, 11/6/01* ...........     $   134,584     $   108,767
      4,096      DCM Shriram Consolidated NCD 13.00%, 11/6/02* ...........         130,627         105,569
      4,096      DCM Shriram Consolidated NCD 13.00%, 11/6/03* ...........         130,627         105,569
                                                                               -----------     -----------
                                                                                   395,838         319,905
                                                                               -----------     -----------
                 TOTAL BONDS                                                       395,838         319,905
                                                                               -----------     -----------
                 TOTAL INDIA                                                   282,369,483     276,341,077
                                                                               -----------     -----------
                 TOTAL INVESTMENTS***                              100.00%    $282,369,483    $276,341,077
                                                                              ============    ============

----------
Footnotes and Abbreviations
GDR - Global Depository Receipt
INR - Indian Rupee
NCD - Non Convertible Debenture

+ Non-income producing security.
* At fair value as determined under the supervision of the Board of Directors. ** Passive Foreign Investment Company.
*** Aggregate cost for Federal income tax purposes is $282,645,217
    The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

          Excess of value over tax cost                   $77,951,528
          Excess of tax cost over value                   (84,255,668)
                                                          -----------
                                                          ($6,304,140)
                                                          ===========

Statement of Assets and Liabilities                         The India Fund, Inc.
June 30, 1998 (Unaudited)

Assets
Investments, at value  (Cost $282,369,483) .......................................     $ 276,341,077
Cash (including Indian Rupees of $1,048,119 with a cost of $1,043,894) ...........         1,060,568
Receivables:
  Dividends and reclaims of excess taxes withheld ................................         3,201,980
  Interest  (net of withholding tax of $2,329) ...................................            59,550
  Securities sold ................................................................         3,315,678
Unamortized organization costs ...................................................            42,069
Prepaid expenses .................................................................           243,687
                                                                                       -------------
      Total Assets ...............................................................       284,264,609
                                                                                       -------------

Liabilities
Payable for securities purchased .................................................         1,376,591
Due to Investment Manager ........................................................           259,230
Due to Administrator .............................................................            51,274
Accrued expenses .................................................................           691,057
                                                                                       -------------
      Total Liabilities ..........................................................         2,378,152
                                                                                       -------------
Net Assets .......................................................................     $ 281,886,457
                                                                                       =============

NET ASSET VALUE PER SHARE ($281,886,457/34,007,133) ..............................     $        8.29
                                                                                       =============



Net assets consist of:
Capital stock, $0.001 par value; 34,007,133 shares issued
  and outstanding (100,000,000 shares authorized) ................................     $      34,007
Paid-in capital ..................................................................       471,424,988
Accumulated net investment loss ..................................................        (1,012,403)
Accumulated net realized loss on investments .....................................      (182,151,114)
Net unrealized depreciation in value of investments, foreign currency holdings and
  on translation of other assets and liabilities denominated in foreign currency .        (6,409,021)
                                                                                       -------------
Net Assets .......................................................................     $ 281,886,457
                                                                                       =============

See accompanying notes to financial statements.

Statement of Operations                                     The India Fund, Inc.
For the Six Months Ended June 30, 1998 (Unaudited)

Investment Income
Dividends ..............................................................................     $  2,151,933
Interest (net of Indian taxes withheld of $4,046) ......................................          219,214
                                                                                             ------------
  Total investment income ..............................................................        2,371,147
                                                                                             ------------

Expenses
Management fees .......................................................     $  1,605,433
Custodian fees ........................................................          668,502
Administration fees ...................................................          304,448
Insurance .............................................................           76,642
Legal fees ............................................................           72,896
Audit fees ............................................................           68,432
Transfer agent fees ...................................................           48,476
Amortization of organizational costs ..................................           31,997
Directors' fees .......................................................           19,340
NYSE fees .............................................................           16,037
Printing ..............................................................           12,397
Miscellaneous expenses ................................................           14,060
                                                                            ------------
  Total expenses .......................................................................        2,938,660
                                                                                             ------------
  Net investment loss ..................................................................         (567,513)
                                                                                             ------------


Net Realized and Unrealized Gain  (Loss) On Investments,
  Foreign Currency Holdings and Translation of Other Assets
  and Liabilities Denominated in Foreign Currency:
Net realized loss on:
  Security transactions ................................................................      (14,694,884)
  Foreign currency related transactions ................................................         (112,441)
                                                                                             ------------
                                                                                              (14,807,325)

Net change in unrealized appreciation in value of investments, foreign currency holdings
  and translation of other assets and liabilities denominated in foreign currency ......       21,446,836
                                                                                             ------------
Net realized and unrealized gain on investments, foreign currency holdings and
  translation of other assets and liabilities denominated in foreign currency ..........        6,639,511
                                                                                             ------------

Net increase in net assets resulting from operations ...................................     $  6,071,998
                                                                                             ============

See accompanying notes to financial statements.

Statement of Changes in Net Assets                          The India Fund, Inc.

                                                                                  For the Six Months
                                                                                         Ended          For the Year
                                                                                     June 30, 1998          Ended
                                                                                      (Unaudited)     December 31, 1997
                                                                                  ------------------  -----------------
Increase (Decrease) in Net Assets
Operations
Net investment loss ............................................................     $    (567,513)     $  (1,115,626)
Net realized loss on investments and foreign currency related transactions .....       (14,807,325)       (70,986,340)
Netchange in unrealized  appreciation in value of investments,  foreign currency holdings and translation of other assets and liabilities denominated
  in foreign currency ..........................................................        21,446,836         90,760,270
                                                                                     -------------      -------------
Net increase in net assets resulting from operations ...........................         6,071,998         18,658,304
                                                                                     -------------      -------------
Total increase in net assets ...................................................         6,071,998         18,658,304
                                                                                     -------------      -------------
Net Assets
Beginning of period ............................................................       275,814,459        257,156,155
                                                                                     -------------      -------------
End of period ..................................................................     $ 281,886,457      $ 275,814,459
                                                                                     =============      =============

See accompanying notes to financial statements.

Financial Highlights                                        The India Fund, Inc.
For a Share Outstanding throughout Each Period

                                                                                                                    For the Period
                                                                                                                   February 23,1994
                                                                                                                    (Commencement
                                                    For the           For the          For the          For the     of Operations)
                                                  Period Ended      Year Ended       Year Ended       Year Ended      Through
                                                  June 30,1998     December 31,     December 31,     December 31,    December 31,
                                                   (Unaudited)         1997             1996             1995            1994
                                                    --------         --------         --------         --------        --------
Per Share Operating Performance
Net asset value, beginning of period .............  $   8.11         $   7.56         $   8.94         $  13.92        $  13.98(1)
                                                    --------         --------         --------         --------        --------
Net investment income (loss) .....................     (0.02)           (0.03)            0.02            (0.05)          (0.01)
Net realized and unrealized gain (loss)
  on investments, foreign currency holdings, and
  translation of other assets and liabilities
  denominated in foreign currency ................      0.20             0.58            (1.39)           (4.93)           0.08
                                                    --------         --------         --------         --------        --------
Net increase (decrease) from investment operations      0.18             0.55            (1.37)           (4.98)           0.07
                                                    --------         --------         --------         --------        --------
Less: Dividends and Distributions
  Dividends from net investment income ...........        --               --            (0.01)              --              --
Distributions from net realized gains ............        --               --               --               --           (0.13)
                                                    --------         --------         --------         --------        --------
Total dividends and distributions ................        --               --            (0.01)              --           (0.13)
                                                    --------         --------         --------         --------        --------
Net asset  value, end of period ..................  $   8.29         $   8.11         $   7.56         $   8.94        $  13.92
                                                    ========         ========         ========         ========        ========


Per share market value, end of period ............  $  6.375         $  7.375         $  7.625         $  8.875        $  10.75
Total Investment Return Based on
Market Value(2) ..................................    (13.56)%          (3.28)%         (14.08)%         (17.44)%        (23.32)%

Ratios/Supplemental Data
Net assets, end of period (in 000s) ..............  $281,886         $275,814         $257,156         $303,940        $473,241
Ratios of expenses to average net assets .........      2.01%(3)         1.98%            2.03%(4)         2.03%           1.98%(3)
Ratios of net investment income (loss)
  to average net assets ..........................     (0.39)%(3)       (0.37)%           0.22%(4)        (0.38)%         (0.06)%(3)
Portfolio turnover ...............................     14.59%           42.61%           33.57%           25.28%          20.93%
Average commission rate paid(5) ..................  $ 0.0264         $ 0.0139         $ 0.0176              N/A             N/A

(1) Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.04 per share.

(2) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended December 31, 1994, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

(3) Annualized.

(4) Includes expense waivers by the Custodian. If such expenses had not been waived, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 2.12% and 0.13%, respectively, for the year ended December 31, 1996.

(5) Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning on or after September 1, 1995.


See accompanying notes to financial statements.

Notes to Financial Statements                               The India Fund, Inc.
June 30, 1998 (unaudited)


NOTE A: Summary of Significant Accounting Policies

The India Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund has established a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Prior to commencing its operations on February 23, 1994, the Fund had no activities other than the sale of 7,133 shares of capital stock to CIBC Oppenheimer Corp. ("CIBC Oppenheimer"), formerly known as Oppenheimer & Co., Inc. At June 30, 1998, CIBC Oppenheimer owned 7,133 shares of the Fund's capital stock.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

     (i) the last sales price prior to the time of determination, if there was a sale on the date of determination,

     (ii) at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, and

     (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market values are not readily ascertainable, which totaled $337,389 (0.12% of net assets) at June 30,1998, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders

Notes to Financial Statements (continued)                   The India Fund, Inc.
June 30, 1998 (unaudited)


that will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At December 31, 1997, the Fund had a capital loss carryover of $146,977,338 which is available to offset future net capital gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $24,657,681 will expire in the year 2003, $65,383,725 will expire in the year 2004, and $56,935,932 will expire in 2005.

The Fund's capital losses and foreign exchange losses incurred after October 31, 1997, but before December 31, 1997, are deemed to have arisen on the first business day of the following year. The Fund incurred and elected to defer such capital losses and foreign exchange losses of approximately $20,366,451 and $444,890, respectively.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

     (ii) purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreigncurrency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for both financial reporting and federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for Federal income tax reporting purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders, substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and

Notes to Financial Statements (continued)                   The India Fund, Inc.
June 30, 1998 (unaudited)


distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

During the period ended December 31, 1997, the Fund reclassified $922,972 from accumulated net realized loss on investments to accumulated net investment loss as a result of permanent book and tax differences relating to realized foreign currency losses and reclassified $1,774,480 from accumulated net investment loss to paid in capital as a result of permanent tax differences relating to net operating loss for the year ended December 31, 1997. Net investment loss and net assets were not affected by the reclassifications.

Other. Costs of $322,971 incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.

NOTE B: Management, Investment Advisory and Administrative Services

Advantage Advisers, Inc., a subsidiary of CIBC Oppenheimer Corp., serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"). Infrastructure Leasing & Financial Services Limited ("ILFS") serves as the Fund's Country Adviser under the terms of an advisory agreement (the "Country Advisory Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, the Country Adviser furnishes advice and makes recommendations to the Investment Manager regarding the purchase, sale or holding of particular Indian securities, provides research and statistical data to the Fund and assists in the implementation and execution of investment decisions. For its services, the Investment Manager received monthly fees at an annual rate of 1.10% of the Fund's average weekly net assets and the Country Adviser received from the Investment Manager monthly fees at an annual rate of 0.20% of the Fund's average weekly net assets. For the six months ended June 30, 1998, fees earned by the Investment Manager amounted to $1,605,433, of which the Investment Manager informed the Fund it paid $291,897 to ILFS.

CIBC Oppenheimer serves as the Fund's Administrator (the "Administrator") pursuant to the terms of an Administration Agreement. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the six months ended June 30, 1998, these fees amounted to $291,897. The Administrator subcontracts certain of these services to PFPC Inc. In addition, Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the six months ended June 30, 1998, fees and expenses of the Mauritius Administrator amounted to $12,551.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Investment Adviser, the Country Adviser or Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

Notes to Financial Statements (continued)                   The India Fund, Inc.
June 30, 1998 (unaudited)


NOTE C: Portfolio Activity

Purchases and sales of securities, other than short-term obligations, aggregated $48,726,397 and $41,319,415, respectively, for the six months ended June 30, 1998.

At June 30, 1998, the Fund owned securities valued at approximately $18,801,501 which were in the process of being registered in the name of the Fund. Significant delays are common in registering the transfer of securities in India, and such transfers can take a year or longer. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration process.

NOTE D: Foreign Income Tax

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resdent of Mauritius under the double taxation treaty between Mauritius and India. A fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities. The Fund was subject to a 15% withholding tax on dividends declared, distributed or paid to the Fund by an Indian company prior to June 1, 1997. Effective June 1, 1997, the Indian government repealed the 15% withholding tax on dividends declared, distributed or paid to by an Indian company after June 1, 1997. Instead, the Indian company distributing the dividend is liable for tax at the rate of 10% of the dividend amount. The Fund is subject to and accrues a 20% withholding tax on interest paid by an Indian borrower.Under current Mauritian Law the Fund is not liable for Mauritian income tax. However, the Fund may, in any year, elect to pay tax on its net investment income at any rate between 0% and 35%. For the six months ended June 30, 1998, no provision for Mauritius taxes has been made. Moreover, to the extent that it is later determined that the Fund would be unable to obtain the benefits of the treaty, the Fund would be subject to tax on capital gains in India on the sale of securities and would be subject to the applicable tax on dividends declared, distributed or paid prior to June 1, 1997, which was at the rate of 20%.

The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws or in the tax treaty between India and Mauritius.

NOTE E: Other

At June 30, 1998, substantially all of the Fund's net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities.

The Fund maintains cash at The Bank of New York, its custodian, in interest bearing accounts and at State Bank of India, its sub-castodian in India in a non-interest bearing account. Total cash of the Fund at June 30, 1998, represents 0.4% of net assets

Results of the Annual Shareholders Meeting                  The India Fund, Inc.


The Fund held its annual shareholders meeting on April 24, 1998. At this meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection and approval of Price Waterhouse LLP as the independent accountants of the Fund for the fiscal year ending December 31, 1998. The following tables provide information concerning the matters voted on at the meeting:

I.   Election of Directors

     Nominee             Votes For       Votes Abstained     Total Voting Shares
     -------             ---------       ---------------     -------------------
     Sir Rene Maingard   23,966,985      1,084,152           25,051,137

     Alan H. Rappaport   24,051,457      999,680             25,051,137

At June 30, 1998, in addition to Sir Rene Maingard and Alan H. Rappaport, the directors of the Fund were as follows:

          Charles F. Barber
          Leslie H. Gelb
          Jeswald W. Salacuse
          Gabriel Seeyave

II. Ratification of Price Waterhouse LLP as the Independent Accountants of the Fund

     Votes For           Votes Against   Votes Abstained     Total Voting Shares
     ---------           -------------   ---------------     -------------------
     24,406,260          569,249         75,628              25,051,137

     THE INDIA FUND, INC.



          INVESTMENT MANAGER:
     ADVANTAGE ADVISERS, INC.


                                              THE INDIA FUND, INC.
          ADMINISTRATOR:                               Semiannual Report
     CIBC OPPENHEIMER CORP.                                 June 30, 1998



          SUB-ADMINISTRATOR:
     PFPC, INC.



          TRANSFER AGENT:
     THE BANK OF NEW YORK



          CUSTODIAN:
     THE BANK OF NEW YORK




                                        ADVANTAGE ADVISERS, INC.